EXHIBIT 99.1

Support.com Reports Second Quarter 2013 Financial Results

REDWOOD CITY, CA – July 31, 2013 - Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software, today reported unaudited financial results for its second quarter ended June 30, 2013.

Q2 2013 Financial Summary

For the second quarter of 2013, total revenue was $20.1 million compared to $17.3 million in the second quarter of 2012 and $20.2 million in the first quarter of 2013.

On a GAAP basis, income from continuing operations for the second quarter of 2013 was $2.6 million, or $0.05 per share, compared to a loss of $2.6 million, or $(0.05) per share, in the second quarter of 2012 and income of $1.9 million, or $0.04 per share, in the first quarter of 2013.

On a non-GAAP basis, income from continuing operations for the second quarter of 2013 was $3.8 million, or $0.07 per share, compared to a loss of $897,000, or $(0.02) per share, in the second quarter of 2012 and income of $3.1 million, or $0.06 per share, in the first quarter of 2013.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.2 million in the second quarter of 2013, $1.7 million in the second quarter of 2012 and $1.2 million in the first quarter of 2013. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“We delivered strong Q2 results, highlighted by margin expansion, strong cash generation and SaaS revenue growth,” said Josh Pickus, President and Chief Executive Officer. “While delivering our fourth consecutive quarter of profitability, we also laid the foundation for future revenue growth with plans for a bundled support offering for Comcast and the addition of RadioShack to our SaaS customer base.”

Balance Sheet Information

At June 30, 2013 cash, cash equivalents and investments were $65.0 million compared to $59.5 million at March 31, 2013.

Recent Company Highlights

•	Overall non-GAAP gross margin of 55%, non-GAAP operating margin of 19%

•	Cash, cash equivalents and investments increase by $5.5 million sequentially

•	Hiring commenced for anticipated Comcast support bundle; model to be discussed on today’s conference call

•	RadioShack agreement for Nexus® platform pilot signed

•	DISH Network premium support program launched

•	Nexus platform enhanced with new Android support capabilities

CFO Transition

Shelly Schaffer, Executive Vice President and Chief Financial Officer, will leave the Company after five years to pursue an opportunity with Simply Hired, a private, venture-backed job search engine company. Ms. Schaffer will remain with the Company until September 2013. The Company has retained a leading CFO recruiter to identify Ms. Schaffer’s replacement.

"I would like to personally thank Shelly for her service to Support.com and the leadership she has demonstrated since joining the Company in 2008," said Josh Pickus, President and CEO. "Shelly has played an integral role in the Company's growth and continued success. On behalf of the entire organization, we are grateful for her contribution and wish her well in the future. When Shelly departs, our Controller Ido Sakal will serve as interim CFO, ensuring a smooth transition as we search for Shelly’s successor.”

"I've thoroughly enjoyed my experience with Support.com and appreciate the opportunities the Company has afforded me. I have tremendous confidence in the Company and the team we have in place. I look forward to assisting Josh and the Board with the transition," said Ms. Schaffer.

Conference Call

Support.com will host a conference call discussing the Company's second quarter 2013 results on Wednesday, July 31, 2013 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877)-388-8486 (domestic) or (408)-427-3864 (international) and referencing passcode 17033267. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based technology services and software. We help leading brands create new revenue streams and deepen customer loyalty through programs that enhance their customers' technology experience. Our solution includes a comprehensive Service Delivery Platform, mobile and desktop apps, a scalable workforce of technology specialists and proven expertise in program design and execution. Our partners include many of the nation's leading communications providers, retailers and technology companies. For more information, please visit us at: www.support.com.

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Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2013 Support.com, Inc. All rights reserved. Support.com is a trademark or registered trademark of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage or generation, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, customers, products, services or investments; personnel matters; ability to complete contracts for anticipated expansion programs; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to market and sell our Nexus service delivery platform on a SaaS basis, our ability to maintain and grow revenue, our ability to scale and manage our workforce and retain personnel, and our ability to control expenses and achieve desired margins. These and other risks are detailed in our reports filed with the Securities and Exchange Commission, including without limitation our latest Annual Report on Form 10-K and our latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. We do not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $768,000 in the second quarter of 2013, compared to $1.0 million in the second quarter of 2012 and $796,000 in the first quarter of 2013.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $335,000 in the second quarter of 2013, compared to $391,000 in the second quarter of 2012 and $335,000 in the first quarter of 2013.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the second quarter of 2013, compared to $172,000 in the second quarter of 2012 and zero in the first quarter of 2013.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the second quarter of 2013, compared to $16,000 in the second quarter of 2012 and zero in the first quarter of 2013.

E. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company's operating performance. Other non-recurring items resulted in no expenses or benefits in the second quarter of 2013, expense of $57,000 in the second quarter of 2012, and no expenses or benefits in the first quarter of 2013.

F. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $82,000 in the second quarter of 2013, compared to $68,000 in the second quarter of 2012 and $73,000 in the first quarter of 2013.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30,	December 31,
	2013 (1)	2012 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$65,006	$56,350
Accounts receivable, net	9,581	9,689
Prepaid expenses and other current assets	1,665	1,359
Total current assets	76,252	67,398
Property and equipment, net	478	591
Purchased technology, net	21	62
Goodwill	14,240	14,240
Intangible assets, net	4,105	4,775
Other assets	1,103	1,193

Total assets	$96,199	$88,259

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$2,199	$2,053
Other accrued liabilities	5,423	3,969
Short-term deferred revenue	4,892	6,618
Total current liabilities	12,514	12,640
Long-term deferred revenue	71	35
Other long-term liabilities	1,561	1,421
Total liabilities	14,146	14,096

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	250,730	242,954
Treasury stock	(5,036)	(922)
Accumulated other comprehensive loss	(1,750)	(1,501)
Accumulated deficit	(161,896)	(166,373)
Total stockholders' equity	82,053	74,163

Total liabilities and stockholders' equity	$96,199	$88,259

Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2012.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	(1)	2012	2013	(1)	2012
Revenue:
Services	$16,128		$13,744	$32,574		$27,509
Software and other	3,996		3,569	7,752		7,392
Total revenue	20,124		17,313	40,326		34,901

Cost of revenue:
Cost of services (3)	8,838		9,591	18,148		19,881
Cost of software and other (3)	271		360	578		830
Total cost of revenue	9,109		9,951	18,726		20,711
Gross profit	11,015		7,362	21,600		14,190
Operating expenses:
Amortization of intangible assets and other	335		391	670		758
Research and development (3)	1,282		1,708	2,870		3,478
Sales and marketing (3)	4,375		4,989	8,311		11,119
General and administrative (3)	2,354		2,850	5,117		5,764
Total operating expenses	8,346		9,938	16,968		21,119

Income (loss) from operations	2,669		(2,576)	4,632		(6,929)

Interest income and other, net	108		59	181		134

Income (loss) from continuing operations, before income taxes	2,777		(2,517)	4,813		(6,795)

Income tax provision	177		116	326		235

Income (loss) from continuing operations, after income taxes	2,600		(2,633)	4,487		(7,030)

Income (loss) from discontinued operations, net of income taxes	(5)		(7)	(10)		17

Net income (loss)	$2,595		$(2,640)	$4,477		$(7,013)

Basic and diluted earnings per share:
Earnings (loss) from continuing operations, after income taxes	$0.05		$(0.05)	$0.09		$(0.14)
Earnings (loss) from discontinued operations, after income taxes	(0.00)		(0.00)	(0.00)		0.00
Net earnings (loss) per basic and diluted share:	$0.05		$(0.05)	$0.09		$(0.14)

Shares used in computing per share amounts:
Basic	50,792		48,584	50,476		48,521
Diluted	52,866		48,584	52,535		48,521

Note 1:  Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Note 3: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:
	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Cost of revenue:
Cost of services	$65	$92	$157	$185
Cost of software and other	2	11	6	21
Operating expenses:
Research and development	129	282	338	568
Sales and marketing	74	279	182	418
General and administrative	498	613	882	1,099
Total	$768	$1,277	$1,565	$2,291

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

GAAP cost of revenue	$9,109	$9,951	$18,726	$20,711
Stock-based compensation expense (Cost of revenue portion only)	(67)	(103)	(163)	(206)
Restructuring and impairment charges (Cost of revenue portion only)	-	-	-	-
Non-GAAP cost of revenue	$9,042	$9,848	$18,563	$20,505

GAAP operating expenses	$8,346	$9,938	$16,968	$21,119
Stock-based compensation expense (Excl. cost of revenue portion)	(701)	(929)	(1,402)	(1,821)
Amortization of intangible assets and other	(335)	(391)	(670)	(758)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	(172)	-	(172)
Acquisition expense	-	(16)	-	(35)
Other non-recurring items	-	(57)	-	(57)
Non-GAAP operating expenses	$7,310	$8,373	$14,896	$18,276

GAAP income tax provision	$177	$116	$326	$235
Tax expense associated with acquired goodwill	(82)	(68)	(155)	(137)
Non-GAAP income tax provision	$95	$48	$171	$98

GAAP income (loss) from continuing operations, after income taxes	$2,600	$(2,633)	$4,487	$(7,030)
Stock-based compensation expense	768	1,032	1,565	2,027
Amortization of intangible assets and other	335	391	670	758
Restructuring and impairment charges	-	172	-	172
Acquisition expense	-	16	-	35
Other non-recurring items	-	57	-	57
Tax expense associated with acquired goodwill	82	68	155	137
Total impact of Non-GAAP exclusions	1,185	1,736	2,390	3,186
Non-GAAP income (loss) from continuing operations, after income taxes	$3,785	$(897)	$6,877	$(3,844)

Basic income (loss) per share from continuting operations, after income taxes
GAAP	$0.05	$(0.05)	$0.09	$(0.14)
Non-GAAP	$0.07	$(0.02)	$0.14	$(0.08)

Diluted income (loss) per share from continuting operations, after income taxes
GAAP	0.05	(0.05)	0.09	(0.14)
Non-GAAP	0.07	(0.02)	0.13	(0.08)

Shares used in computing per share amounts (GAAP)
Basic	50,792	48,584	50,476	48,521
Diluted	52,866	48,584	52,535	48,521

Shares used in computing per share amounts (Non-GAAP)
Basic	50,792	48,584	50,476	48,521
Diluted	52,866	48,584	52,535	48,521

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com